THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

BAYHILL CAPITAL CORPORATION

UNSECURED CONVERTIBLE PROMISSORY NOTE

$[_________]	_______________ __, 2008
Note Number: ________

        FOR VALUE RECEIVED, BayHill Capital Corporation, a Delaware corporation (the “Company”) promises to pay to [_________________] (“Purchaser”), or its registered assigns, in lawful money of the United States of America the principal sum of [_________] Dollars ($[_________]), or such lesser amount as shall equal the outstanding principal amount hereof, together with interest from the date of this Unsecured Convertible Promissory Note (this “Note”) on the unpaid compounded principal balance and accrued but unpaid interest at a rate equal to twelve percent (12%) per annum, compounded at the end of the Company’s fiscal year, computed on the basis of the actual number of days elapsed and a year of 365 days. All unpaid principal, together with any then unpaid and accrued interest and other amounts payable hereunder, shall be due and payable on the earlier of (i) June 30, 2009 (the “Maturity Date”), or (ii) when, upon or after the occurrence of an Event of Default (as defined below), such amounts are declared due and payable by Purchaser or made automatically due and payable in accordance with the terms hereof. This Note is issued pursuant to the Purchase Agreement, dated as of _________ ___, 2008 (as amended, modified or supplemented, the “Purchase Agreement”) between the Company and Purchaser.

        The following is a statement of the rights of Purchaser and the conditions to which this Note is subject, and to which Purchaser, by the acceptance of this Note, agrees:

1.	Definitions. As used in this Note, the following capitalized terms have the followingmeanings:

(a) “Common Stock” shall mean the common stock, par value $.0001 per share, of the Company.

(b) “Company” includes the corporation initially executing this Note and any Person which shall succeed to or assume the obligations of the Company under this Note.

(c) “Event of Default” has the meaning given in Section 4 hereof.

(d) “Purchaser” shall mean the Person specified in the introductory paragraph of this Note or any Person who shall at the time be the registered holder of this Note.

(e)	“Majority in Interest” shall mean a majority of the aggregate outstanding principal amount of the Offering Notes, and which must include at least two (2) holders of an Offering Note.

(f)	“Obligations” shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by the Company to Purchaser pursuant to the terms of this Note, including, all interest, fees, charges, expenses, attorneys’ fees and costs and accountants’ fees and costs chargeable to and payable by the Company hereunder and thereunder.

(g)	“Offering Notes” means the Note, together with all notes issued pursuant to the Purchase Agreement or other agreements with substantially similar terms to the Purchase Agreement under which the Company expects to offer and sell up to an aggregate of $1,000,000 in Unsecured Convertible Promissory Notes in form and substance similar to this Note.

(h)	“Person” shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.

(i)	“Purchase Agreement” has the meaning given in the introductory paragraph hereof.

(j)	“Rule 144” shall mean Rule 144 promulgated under the Securities Act.

(k)	“Securities Act” shall mean the Securities Act of 1933, as amended.

(l)	“Transaction Documents” shall mean this Note and the Purchase Agreement.

         2.      Interest. Interest shall accrue at a rate of twelve percent (12%) per annum. Accrued interest on this Note shall be calculated and payable at the earlier of: (i) the principal amount hereunder becoming due and payable; or (ii) at the time of conversion. Interest may be paid in cash or Common Stock, at the discretion of the Company. If the Company elects to pay the interest in Common Stock, the number of shares will be calculated based on the stock price of $1.50 per share of Common Stock. The Company will deliver, or cause to be delivered, certificates representing the shares of Common Stock within thirty (30) days of: (x) the principal amount hereunder becoming due and payable; or (y) receiving written notice of Purchaser’s election to convert.

         3.      Prepayment. The Company may prepay all or any portion of the Note at any time after the six (6) month period following the date hereof without penalty; provided, however, that the Company shall give Purchaser not less than thirty (30) days’ prior written notice of such prepayment, during which time the Purchaser may elect to convert, in accordance with Section 6, the outstanding principal balance and accrued interest under the Note by giving the Company written notice of such election. Any such prepayment shall be made pro rata among the holders of the Offering Notes.

         4.      Events of Default. The occurrence of any of the following shall constitute an “Event of Default” under this Note and the other Transaction Documents:

(a)	Failure to Pay. The Company shall fail to pay (i) when due any principal or interest payment on the due date hereunder or (ii) any other payment required under the terms of this Note on the date due and such payment shall not have been made within ten days of the Company’s receipt of Purchaser’s written notice to the Company of such failure to pay; or

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(b)	Breaches of Covenants. The Company shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Note and (i) such failure shall continue for 15 days after the Company receives notice thereof from Purchaser, or (ii) if such failure is not curable within such 15-day period, but is reasonably capable of cure within 30 days, either (A) such failure shall continue for 30 days or (B) the Company shall not have commenced a cure in a manner reasonably satisfactory to Purchaser within the initial 15-day period; or

(c)	Voluntary Bankruptcy or Insolvency Proceedings. The Company shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its creditors, (iv) be dissolved or liquidated, (v) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi) take any action for the purpose of effecting any of the foregoing;

(d)	Involuntary Bankruptcy or Insolvency Proceedings. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Company or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Company or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within 60 days of commencement; or

          5.      Rights of Purchaser upon Default. Upon the occurrence or existence of any Event of Default (other than an Event of Default described in Sections 4(d)) and at any time thereafter during the continuance of such Event of Default, Purchaser may, with the consent of holders of a Majority in Interest, by written notice to the Company, declare all outstanding Obligations payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Sections 4(d), immediately and without notice, all outstanding Obligations payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the other Transaction Documents to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, Purchaser may exercise any other right, power or remedy granted to it by the Transaction Documents or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

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          6.         Conversion.

                      (a)  Optional Conversion. Subject to the provisions of Section 6(b) set forth below, the entire outstanding principal amount of this Note shall be convertible at the option of Purchaser into shares of the Common Stock at a purchase price per share (the “Purchase Price”) as follows: (i) $1.25 per share of Common Stock if converted on or before the 90th day after the date hereof; (ii) $1.50 per share of Common Stock if converted after the 90th day, but on or before the 180th day following the date hereof; and (iii) $1.75 per share of Common Stock if converted after the 180th day following the date hereof, but before the Maturity Date. In the event the Company shall (i) pay a dividend on the Common Stock in shares of Common Stock or make a distribution of shares of Common Stock; (ii) subdivide its outstanding shares of Common Stock; (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock; or (iv) issue, by reclassification of its shares of Common Stock, other securities of the Company (including any such reclassification in connection with a consolidation or merger in which the Company is the surviving corporation), the Purchase Price shall be proportionally adjusted accordingly. Before Purchaser shall be entitled to convert this Note into shares of Common Stock under this Section 6(a), it shall surrender this Note, duly endorsed, at the office of the Company and shall give written notice to the Company at its principal corporate office, of the election to convert the same pursuant to this Section, and shall state therein the amount of the unpaid principal amount of this Note and accrued interest to be converted and the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Company shall, as soon as practicable thereafter, issue and deliver to Purchaser a certificate or certificates for the number of shares of Common Stock to which Purchaser shall be entitled upon conversion (bearing such legends as are required by the Purchase Agreement and applicable state and federal securities laws in the opinion of counsel to the Company), together with a replacement Note (if any principal amount or interest is not converted) and any other securities and property to which Purchaser is entitled upon such conversion under the terms of this Note, including a check payable to Purchaser for any cash amounts payable as described in Section 6(b). The conversion shall be deemed to have been made immediately prior to the close of business on the date of the surrender of this Note, and the Person or Persons entitled to receive the shares of Common Stock upon such conversion shall be treated for all purposes as the record Purchaser of such shares of Common Stock as of such date.

                      (b)  Fractional Shares; Interest; Effect of Conversion. No fractional shares shall be issued upon conversion of this Note or in payment of any interest due hereunder and the number of shares to be issued upon the conversion of this Note or in payment of any interest due hereunder, shall be rounded up to the nearest whole share. Upon conversion of this Note in full and the payment of any amounts specified in this Section 6(b), the Company shall be forever released from all its obligations and liabilities under this Note.

          7.         Successors and Assigns. Subject to the restrictions on transfer described in Sections 9 below, the rights and obligations of the Company and Purchaser shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

          8.         Waiver and Amendment. Any provision of this Note may be amended, waived or modified upon the written consent of (i) the Company and the Purchaser; or (ii) the Company and holders of a Majority in Interest; provided, however, that if any amendment or waiver affects a particular noteholder differently and in a materially adverse manner, relative to the other noteholders, the consent of such noteholder shall be required for such amendment or waiver.

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          9.         Transfer of this Note or Securities Issuable on Conversion Hereof. With respect to any offer, sale or other disposition of this Note or securities into which such Note may be converted, Purchaser will give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of Purchaser’s counsel, or other evidence if reasonably satisfactory to the Company, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Upon receiving such written notice and reasonably satisfactory opinion, if so requested, or other evidence, the Company, as promptly as practicable, shall notify Purchaser that Purchaser may sell or otherwise dispose of this Note or such securities, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 9 that the opinion of counsel for Purchaser, or other evidence, is not reasonably satisfactory to the Company, the Company shall so notify Purchaser promptly after such determination has been made. Each Note thus transferred and each certificate representing the securities thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Company such legend is not required in order to ensure compliance with the Securities Act. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Company. Prior to presentation of this Note for registration of transfer, the Company shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and the Company shall not be affected by notice to the contrary.

          10.         Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall be in writing and faxed, mailed or delivered to each party at the respective addresses of the parties as set forth in the Purchase Agreement, or at such other address or facsimile number as the Company shall have furnished to Purchaser in writing. All such notices and communications will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one business day after being deposited with an overnight courier service of recognized standing or (v) four days after being deposited in the U.S. mail, first class with postage prepaid.

          11.         Payment. Payment of the principal amount hereunder shall be made in lawful tender of the United States. Payment of accrued interest shall be made in lawful tender of the United States or in Common Stock, at the discretion of the Company. If the Company pays the accrued interest in Common Stock, the number of shares of Common Stock will be calculated based on a price of $1.50 per share of Common Stock, and the Company will deliver, or cause to be delivered, certificates representing the shares of Common Stock within thirty (30) days of: (x) the principal amount hereunder becoming due and payable; or (y) receiving written notice of Purchaser’s election to convert.

          12.         No Rights as Stockholders. This Note does not entitle the Purchaser to any voting rights or other rights as a stockholder of the Company prior to the conversion into Common Stock.

          13.         Default Rate; Usury. During any period in which an Event of Default has occurred and is continuing, the Company shall pay interest on the unpaid principal balance hereof at a rate per annum equal twenty percent (20%). In the event any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

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          14.         Subordinate Note. This Note is expressly subordinate to any current or future indebtedness of the Company (the “Senior Indebtedness”), including but not limited to: (i) all indebtedness of the Company to banks, commercial financial lenders, insurance companies or other financial institutions or lessors regularly engaged in the business of lending money (including, but not limited to, indebtedness of the Company to SVB Silicon Valley Bank, Vencore Capital and BayHill Capital); and (ii) any such indebtedness or any debentures, notes or other evidence of indebtedness issued in exchange for or to refinance such Senior Indebtedness, or any indebtedness arising from the satisfaction of such Senior Indebtedness by a guarantor.

          15.         Waivers. The Company hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

          16.         Governing Law. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of Utah, without regard to the conflicts of law provisions of the State of Utah or of any other state.

          The Company has caused this Unsecured Convertible Promissory Note to be issued as of the date first written above.

BAYHILL CAPTIAL CORPORATION
a Delaware corporation

By: _____________________________________

Name: ___________________________________

Title: ____________________________________

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